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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) - June 19, 1998




                            U S INDUSTRIAL SERVICES, INC.
                (Exact name of registrant as specified in its charter)



                    DELAWARE                0-22388         99-0273889
          (State or other jurisdiction   (Commission     (I.R.S. Employer
                of incorporation)        File Number)   Identification No.)



                 54 Stiles Road, Salem, New Hampshire            03079
               (Address of principal executive offices)        (Zip Code)


          Registrant's telephone number, including area code-(603) 890-3680


                                  EIF Holdings, Inc.

            (Former name or former address, if changed since last report)


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          ITEM 5.   OTHER EVENTS

               Effective June 22, 1998, EIF Holdings, Inc., a Hawaii corporation ("EIF"), completed a recapitalization and reincorporation (collectively, the "Reincorporation"), whereby the surviving company (or successor registrant) is U S Industrial Services, Inc., a Delaware corporation ("US Industrial"). US Industrial has a capitalization of 25,000,000 shares of common stock, $.01 par value ("US Industrial Common Stock") of which 2,461,820 shares are estimated to be outstanding after the Reincorporation, and 20,000,000 shares of Preferred Stock, $.01 par value ("US Industrial Preferred Stock"), none of which are outstanding. Immediately prior to the migration stage of the Reincorporation, EIF effected a one-for-ten reverse stock split, which reduced the number of outstanding shares of EIF common stock, no par value ("EIF Common Stock"), to an estimated 2,461,820 shares, without giving effect to the issuance of shares which were subject to the Reincorporation. The Reincorporation was effected by a migratory merger between EIF and US Industrial, which was a newly-formed, wholly-owned subsidiary of EIF, and upon the merger the outstanding shares of EIF Common Stock were exchanged on a one-for-one basis for shares of US Industrial Common Stock. US Industrial is negotiating with two of its lenders regarding the conversion of their indebtedness into shares of US Industrial Preferred Stock.

               Upon the Reincorporation US Industrial succeeded to all the business, properties, assets and liabilities of EIF. The Reincorporation did not result in any change of management.

               Pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended, by reason of the Reincorporation, the US Industrial Common Stock became registered pursuant to Section 12(g) thereof. The US Industrial Common Stock is traded on the OTC-Bulletin Board under the symbol "USIS". Letters of Transmittal are being sent to the former EIF shareholders requesting that they exchange their EIF stock certificates for US Industrial stock certificates.


          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               3.1 Certificate of Incorporation for US Industrial, dated January 8, 1998.

               3.2       By-Laws for US Industrial.

               3.3 Article of Amendment to Articles of Incorporation of EIF, dated June 15, 1998, as filed with the Director of the Department of Commerce and Consumer Affairs of the State of Hawaii on June 19, 1998.

               3.4 Articles of Merger of EIF into US Industrial, dated June 15, 1998, as filed with the Director of the Department of Commerce and Consumer Affairs of the State of Hawaii on June 22, 1998.

               3.5 Certificate of Merger of EIF into US Industrial, dated May 4, 1998, as filed with the Secretary of State of the State of Delaware on June 22, 1998.

               10.1 Agreement and Plan of Merger, dated March 2, 1998, between EIF and US Industrial.

               99.1      Press Release, dated June 24, 1998.



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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U S INDUSTRIAL SERVICES, INC.


                                        By:    /s/ J. Drennan Lowell
                                             -------------------------
                                             Name:   J. Drennan Lowell
                                             Title:  Vice President, Chief
                                                     Financial Officer and
                                                     Treasurer


          Dated:  June 26, 1998




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                                 EXHIBIT INDEX


          Exhibit        Description
          -------        -----------

            3.1 Certificate of Incorporation for US Industrial, dated January 8, 1998.

            3.2          By-Laws for US Industrial.

            3.3 Article of Amendment to Articles of Incorporation of EIF, dated June 15, 1998, as filed with the Director of the Department of Commerce and Consumer Affairs of the State of Hawaii on June 19, 1998.

            3.4 Articles of Merger of EIF into US Industrial, dated June 15, 1998, as filed with the Director of the Department of Commerce and Consumer Affairs of the State of Hawaii on June 22, 1998.

            3.5 Certificate of Merger of EIF into US Industrial, dated May 4, 1998, as filed with the Secretary of State of the State of Delaware on June 22, 1998.

            10.1 Agreement and Plan of Merger, dated March 2, 1998, between EIF and US Industrial.

            99.1         Press Release, dated June 24, 1998.